U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 21, 2005
                                                         -----------------

                         FREESTAR TECHNOLOGY CORPORATION
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Nevada                        0-28749                 88-0447457
----------------------------     ------------------------      ----------
(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer of
       Incorporation)                                        Identification No.)


               Calle Fantino Falco, J.A. Baez Building, 2nd Floor,
               ---------------------------------------------------
                       Santo Domingo, Dominican Republic
                       ---------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (809) 368-2001
                                                           --------------


           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On February 21, 2005, the Registrant issued the following unregistered (restricted) securities of the company to Paul Egan and Ciaran Egan for services rendered to the company, as follows:

     Paul Egan: (a) an option covering 2,500,000 shares of common stock, exercisable at $0.01 per share for a period of ten years (this was immediately exercised into free trading shares of common stock under the company's Stock Incentive Plan registered under a Form S-8) (see Exhibit
     4); and (b) 10,000,000 shares of common stock,  valued at $1,900,000 ($0.19 per share).

     Ciaran Egan: (a) an option covering 2,500,000 shares of common stock, exercisable at $0.01 per share for a period of ten years (this was immediately exercised into free trading shares of common stock under the company's Stock Incentive Plan registered under a Form S-8); (b) 10,000,000 shares of common stock , valued at $1,900,000 ($0.19 per share).

     The Company originally reported that 1,500,000 shares of Series B preferred stock was issued as follows: (a) 1,000,000 shares to Paul Egan; and (b) 500,000 shares to Ciaran Egan. However, the Company later determined that these shares had not been issued by the Company's transfer agent. The 1,500,000 shares of Series B preferred stock were actually issued on October 17, 2005.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.
--------

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.


                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              FreeStar Technology Corporation



Dated: November 2, 2005                       By: /s/ Paul Egan
                                                  --------------------
                                                  Paul Egan, President





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                                  EXHIBIT INDEX

Number                             Description
------                             -----------

4 Form of Option to Purchase Shares of Common Stock, dated February 21, 2005 (incorporated by reference to the Form 8-K filed on May 12, 2005).














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